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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): June 22, 1997



                        COMPAQ COMPUTER CORPORATION
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          (Exact Name of Registrant as Specified in its Charter)


            Delaware                1-9026               76-0011617
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(State or Other Jurisdiction   (Commission File         (IRS Employer
      of Incorporation)             Number)          Identification No.)



             20555 SH 249
            Houston, Texas                              77070
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(Address of Principal Executive Offices)              (Zip Code)



                              (281) 370-0670
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           (Registrant's telephone number, including area code)



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       (Former Name or Former Address, if Changed Since Last Report)



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               ITEM 5. Other Events.

               On June 22, 1997, Compaq Computer Corporation, a Delaware corporation ("Compaq"), Tandem Computers Incorporated, a Delaware corporation ("Tandem"), and Compaq-Project, Inc., a Delaware corporation and a wholly owned subsidiary of Compaq ("Merger Subsidiary"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Subsidiary will be merged with and into Tandem with Tandem to be the surviving corporation of such merger (the "Merger"), and as a result of the Merger, Tandem will become a wholly owned subsidiary of Compaq. At the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of common stock, par value $.025 per share (the "Tandem Common Stock"), of Tandem (other than treasury shares or shares held by Compaq or any subsidiary of Compaq) will be converted into the right to receive 0.21 shares of common stock, par value $0.01 per share, of Compaq.

               In connection with the Merger, Tandem has entered into a Stock Option Agreement ("Stock Option Agreement") with Compaq dated June 22, 1997, pursuant to which, among other things, Tandem has granted Compaq an irrevocable option to purchase for $22.44 per share in cash up to 17,400,000 shares of Tandem Common Stock.

               Two joint press releases announcing the entering into of the Merger Agreement and the Stock Option Agreement were issued on June 23, 1997. An advertisement to Compaq's and Tandem's customers appeared in several newspapers on June 24, 1997. The press releases are attached hereto as Exhibits 99.1 and 99.2 respectively. The advertisement is attached hereto as Exhibit 99.3.

               ITEM 7.  Exhibits.

               Exhibit 99.1 Text of Joint Press Release dated June 23, 1997.

               Exhibit 99.2 Text of Joint Press Release dated June 23, 1997.

               Exhibit 99.3 Text of Advertisement dated June 24, 1997.


                                SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMPAQ COMPUTER CORPORATION


Dated: June 24, 1997               By:  /s/Earl L. Mason
                                        --------------------------------
                                   Name:   Earl L. Mason
                                   Title:  Senior Vice President and
                                           Chief Financial Officer

                             INDEX TO EXHIBITS


                                                                   Sequential
Exhibit No.                       Description                       Page No.
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Exhibit 99.1        Joint Press Release dated June 23, 1997

Exhibit 99.2        Joint Press Release dated June 23, 1997

Exhibit 99.3        Text of Press Advertisement June 24, 1997